UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 11, 2011

THE PULSE BEVERAGE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53586	36-4691531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12195 Mariposa Street, Westminster, CO	80234
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 382 5476

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 -       CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2011, the Pulse Beverage Corporation (the “Company”) received confirmation of the acceptance by the Nevada Secretary of State of the Certificate of Amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”).  As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2011, the Company’s shareholders approved the Certificate of Amendment, which amends Article 3 of the Articles of Incorporation to authorize the issuance of up to 1,000,000 shares of preferred stock, par value $0.001 per share.  The Certificate of Amendment is effective August 11, 2011.

A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 9 -       FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PULSE BEVERAGE CORPORATION
a Nevada Corporation

Dated: August 15, 2011	/s/ Robert Yates
Robert Yates, President and Chief Executive Officer